SECOND LIQUIDATING TRUST AND ESCROW AGREEMENT


         THIS SECOND LIQUIDATING TRUST AND ESCROW AGREEMENT (this
"Agreement") is entered into and effective as of September 30, 1996 (the "Effective Date") by and between GUARANTEED HOTEL INVESTORS 1985, L.P., a
Delaware limited partnership ("GHI"), and NORWEST BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association principally located in the State of Arizona ("Escrow Agent").

                             PRELIMINARY STATEMENTS

         Unless otherwise expressly provided herein, all defined terms used in this Agreement shall have the meanings set forth in Section 1 of this Agreement.

         On the Closing Date, GHI sold the Hotel Properties to Buyer pursuant to the terms of the Purchase Agreement, and GHI, Buyer and Escrow Agent entered into the Initial Trust Agreement which provided for the deposit and disbursement of the Initial Escrow Funds.

         GHI now desires to enter into this Agreement for the purpose of appointing Escrow Agent to receive and hold the Escrow Funds in escrow and disburse such Escrow Funds as contemplated by this Agreement, including, without limitation, to satisfy (i) possible sales tax obligations of GHI resulting from its ownership and operation of the Hotel Properties prior to the Closing Date, and (ii) other possible obligations of GHI which were unknown to GHI as of the Closing Date but which are disclosed to and acknowledged by GHI subsequent to the Closing Date.

         This Agreement shall govern the terms upon which Escrow Agent shall distribute the Escrow Funds.


                                    AGREEMENT

         In consideration of the premises set forth above and other good and valuable consideration, the receipt of which is acknowledged, the parties agree as follows:

         1. Definitions. The following terms shall have meanings set forth in this Section 1 for all purposes of this Agreement:

         "Buyer" means SLT Realty Limited Partnership, a Delaware limited partnership.

         "Closing Date" means April 26, 1996.

         "Escrow Funds" means the sum of $1,000,000 to be deposited by GHI into an interest bearing trust account with Escrow Agent pursuant to this Agreement on the Effective Date. The term "Escrow Funds" shall include all interest accruing thereon.

         "General Partner" means FFCA Management Company Limited Partnership,  a
Delaware  limited  partnership,   whose  general  partner  is  Perimeter  Center
Management Company, a Delaware corporation.

         "Hotel Properties" has the meaning set forth in the Purchase Agreement.

         "Initial Escrow Funds" means the sum of $2,500,000 deposited by GHI with Escrow Agent from the Purchase Price (as defined in the Purchase Agreement), which Initial Escrow Funds will be distributed by Escrow Agent to Investors and/or Buyer pursuant to the Initial Trust Agreement.

         "Initial Trust Agreement" means that certain Liquidating Trust and Escrow Agreement entered into among GHI, Buyer and Escrow Agent as of the Closing Date.

         "Investors" means each person who holds one or more Units in GHI and was reflected as an Investor on the books and records of GHI on the Closing Date.

         "Purchase Agreement" means that certain Purchase Agreement dated as of October 27, 1995 between GHI and Buyer, as amended.

         "Unit" means one or more units of assigned limited partnership interests in GHI.

         2. Appointment of Escrow Agent. (a) Effective as of the Effective Date, Escrow Agent is appointed escrow agent to hold and disburse the Escrow Funds in accordance with the instructions set forth herein. Escrow Agent agrees, upon such appointment, to act as escrow agent under this Agreement.

         (b) Escrow Agent shall have no powers or rights with respect to holding, investing and disbursing the Escrow Funds other than as expressly set forth in this Agreement.

         (c) Escrow Agent shall be responsible for providing to each Investor periodic reports containing unaudited financial statements and certain other information and will file such reports on Forms 10-K and 8-K with the Securities and Exchange Commission in accordance with applicable securities laws. Such reports shall include, without limitation, an annual written report, certified by Escrow Agent, setting forth:

                  (i) an unaudited balance sheet of the Escrow Fund account as of the end of the calendar year and the investment status of any funds held in the Escrow Fund account;

                  (ii) the amount of all liabilities discharged during such calendar year;

                  (iii) the amount of all distributions, if any, made to Investors during such calendar year; and

                  (iv) any action taken by Escrow Agent in the performance of its duties not previously reported that materially effect the Escrow Funds.

         In preparing the periodic reports, Escrow Agent will rely on information provided by General Partner. Escrow Agent shall be indemnified in accordance with the provisions set forth in Section 9 of this Agreement for all losses, costs and expenses arising from and related to the preparation and distribution of the periodic reports to Investors.

         (d) Escrow Agent may resign upon 30-days advance written notice to General Partner. If a successor escrow agent is not appointed by General Partner within the 30-day period following such notice, Escrow Agent may petition any court of competent jurisdiction to name a successor escrow agent.

         3. Purpose of Agreement. This Agreement is being executed, and the Escrow Funds are being deposited with Escrow Agent, for the purpose of liquidating and distributing the Escrow Funds.

         4. Deposit of Escrow Funds. On the Effective Date GHI agrees to deposit with Escrow Agent the Escrow Funds. The Escrow Funds shall be credited by Escrow Agent and recorded in a separate, segregated account. Escrow Agent is directed and is hereby authorized to deposit, transfer, hold and invest all funds received in the Escrow Funds account, including principal and interest, in the account described on the attached Exhibit A (the "Fund"), during the period of escrow. The Escrow Agent may sell all or any interest in the Fund only to the extent necessary to make any disbursement under the terms of Section 5 of this Agreement or to the extent necessary to make any distribution to Investors under the terms of Section 7 of this Agreement. Escrow Agent shall not otherwise sell, transfer or convey all or any interest in the Fund.

         5. Disbursement of Escrow Funds. (a) Escrow Agent shall only disburse the Escrow Funds pursuant to directions to be provided by General Partner as described in this Section or to the Investors upon termination of this Agreement as contemplated by Section 7; provided, however, Escrow Agent shall not disburse Escrow Funds to GHI or to General Partner. Escrow Agent shall be authorized and is directed by General Partner to withdraw from the Escrow Funds its fee for acting as Escrow Agent as contemplated by Section 10.

         (b) General Partner may, from time to time, prior to the termination of
this  Agreement,   deliver  to  Escrow  Agent  a  written   direction  (each,  a
"Direction") signed by a duly authorized officer of General Partner stating:

                  (i) that GHI is obligated to the persons and/or entities named in such Direction in the amount or amounts set forth in such Direction (each, an "Obligation", and collectively, the "Obligations"), which Obligations may include, without limitation, possible sales tax obligations of GHI resulting from its ownership and operation of the Hotel Properties prior to the Closing Date and other possible obligations of GHI which were unknown to GHI as of the Closing Date but which are disclosed to and acknowledged by GHI subsequent to the Closing Date;

                  (ii) the basis for the Obligations, set forth in reasonable detail; and

                  (iii) directing Escrow Agent to distribute from the Escrow Funds to each such person and/or entity a sum of money equal to the corresponding Obligation, which distribution shall otherwise be made in accordance with the directions set forth in such Direction.

Each Direction delivered to Escrow Agent shall be accompanied by copies of all relevant third-party documentation supporting such Obligation. Escrow Agent shall, within seven days after its receipt of each Direction, promptly pay to the applicable persons and/or entities from the Escrow Funds an amount equal to the corresponding Obligations due such persons and/or entities. If the Escrow Funds are not sufficient to pay in full the Obligations set forth in such Directions, Escrow Agent shall pay to such persons and/or entities such Escrow Funds as are available in accordance with the directions of General Partner, but in no event shall General Partner or the Investors have any obligation or liability for that portion of the Obligations which exceed the amount of Escrow Funds.

         (c) General Partner shall also have the right to notify Escrow Agent at any time prior to the termination of this Agreement to distribute all or a portion of the Escrow Funds then held by Escrow Agent to the Investors, and Escrow Agent shall promptly make such distributions in accordance with the applicable procedures set forth in Section 7.

         6. Appointment of General Partner with Power of Attorney. Effective as of dissolution of GHI, GHI appoints General Partner as its true and lawful attorney-in-fact to exercise GHI's rights under this Agreement. General Partner shall notify Escrow Agent of the effective date of GHI's dissolution, and all actions to be taken by GHI, or deliveries to be made to GHI, pursuant to this Agreement subsequent to such dissolution shall be exercised by, or directed to, General Partner pursuant to the power of attorney set forth in this Section. The power of attorney set forth in this Section is coupled with an interest and is irrevocable. Notwithstanding the appointment by GHI of General Partner as its attorney-in-fact, General Partner and its officers, directors, shareholders, employees and agents shall have no personal liability to Escrow Agent, or, to the extent permitted by applicable law, the Investors as a result of such appointment and/or General Partner exercising GHI's rights under this Agreement.

         7. Termination of Escrow. (a) This Agreement shall terminate upon the earlier of the termination of the Initial Trust Agreement and the distribution by Escrow Agent of all of the

Escrow Funds. If, at the time of the termination of the Initial Trust Agreement, Escrow Agent is still holding Escrow Funds Escrow Agent shall promptly distribute such remaining Escrow Funds to the Investors in proportion to the respective Units of the Investors. The distribution by Escrow Agent of the remaining Escrow Funds to the Investors shall, if applicable, be made simultaneously with the final distribution to the Investors under the Initial Trust Agreement. All disbursements by Escrow Agent to Investors shall be delivered to the addresses for such Investors provided to Escrow Agent by General Partner.

         (b) The beneficial interest of the Investors in the Escrow Funds are non-transferable, except by will, intestate succession or operation of law. Accordingly, in the absence of the foregoing circumstances, all disbursements of Escrow Funds other than to the persons and/or entities contemplated by Section 5, if any, shall be made and delivered to the Investors.

         8. Notices. All notices (including Directions), certificates and distributions required or permitted to be given or delivered hereunder (other than distributions to Investors, which distributions shall be delivered as described in Section 7) shall be in writing, as applicable, and given by (i) hand delivery, (ii) facsimile, as applicable, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission, if delivered by facsimile or (c) the next business day, if delivered by express overnight delivery service. Attorneys may send or receive notices and certificates on behalf of their respective clients. Notices and certificates shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:

          If to GHI or                Dennis L. Ruben, Esq.
          General Partner:            Senior Vice President and General Counsel
                                      Franchise Finance Corporation of America
                                      17207 North Perimeter Drive
                                      Scottsdale, AZ  85255
                                      Telephone:  (602) 585-4500
                                      Telecopy:  (602) 585-2226

          If to Escrow Agent:         Norwest Bank Arizona, National Association
                                      Fourth Floor, MS 9030
                                      3300 N. Central Avenue
                                      Phoenix, Arizona 85012
                                      Attention: Administrator
                                      Telephone:  (602) 248-2344
                                      Telecopy:  (602) 248-1200

or to such other address as a party shall designate by written notice to all other parties to this Agreement.

         9. Reliance. Escrow Agent may act upon any instrument or other writing believed by it in good faith to be genuine and to be signed or presented by the proper person or persons and shall not be liable in connection with the performance by it of its duties pursuant to the provisions hereof, except for its own willful default or gross negligence. Escrow Agent shall be indemnified and held harmless solely from the Escrow Funds for all losses, costs, and expenses which may be incurred by it without negligence or bad faith on the part of Escrow Agent, arising out of or in connection with its entering into this Agreement and carrying out its duties hereunder.

         10. Fee. Escrow Agent shall be entitled to compensation for its services as agreed to by GHI and Escrow Agent. The fee agreed upon for the services rendered hereunder shall only be paid from the Escrow Funds and is intended as full compensation for Escrow Agent's services as contemplated by this Agreement. Escrow Agent shall not render any material services not contemplated in this Agreement without the prior consent of General Partner.

         11. Waiver and Amendment. No provisions of this Agreement shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion.

         12.   Captions.   Captions  are  used  throughout  this  Agreement  for
convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

         13. Severability. The provisions of this Agreement shall be deemed severable. If any part of this Agreement shall be held unenforceable, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed therein.

         14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

         15. Binding Effect. This Agreement shall be binding upon and inure to the benefit of GHI, Investors and Escrow Agent and their respective successors and assigns, including, without limitation, any United States trustee, any debtor-in-possession or any trustee appointed from a private panel. The Investors are third-party beneficiaries of this Agreement.

         16. Time of the Essence. Time is of the essence with respect to each provision of this Agreement; provided, however, whenever any determination is to be made or action to be taken on a date specified in this Agreement, if such date shall fall upon a Saturday, Sunday or holiday observed by federal banks in the State of Arizona, the date for such determination or action shall be extended to the first business day immediately thereafter.

         17. Forum Selection; Jurisdiction; Venue; Choice of Law. Each of the parties acknowledges that this Agreement was substantially negotiated in the State of Arizona, the Agreement was signed by GHI and Escrow Agent in the State of Arizona and delivered by each of the parties in the State of Arizona and there are substantial contacts between the parties and the transaction contemplated herein and the State of Arizona. For purposes of any action or proceeding arising out of this Agreement, the parties hereto hereby expressly submit to the jurisdiction of all federal and state courts located in the State of Arizona and consents that it may be served with any process or paper by registered mail or by personal service within or without the State of Arizona in accordance with applicable law. Furthermore, each of the parties waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. It is the intent of the parties hereto that all provisions of this Agreement shall be governed by and construed under the laws of the State of Arizona.

         18. Federal Income Tax Matters. GHI and Escrow Agent agree that the Investors shall be treated as the owners of the corpus of the trust created under this Agreement, excluding any funds disbursed to persons and/or entities other than Investors under the terms of Section 5 of this Agreement, and shall file all of their respective returns, reports and similar information in a manner consistent with such ownership.

         In witness whereof, the parties hereto have caused this Agreement to be signed as of the day and year first above written.

                                GUARANTEED HOTEL INVESTORS 1985,
                                L.P., a Delaware limited partnership

                                By   FFCA Management Company Limited
                                     Partnership, a Delaware limited
                                     partnership,its general partner

                                By   Perimeter Center Management Company
                                     a Delaware corporation, its general partner

                                By /s/ M.H. Fleischer
                                  ----------------------------------------
                                Printed Name M.H. Fleischer
                                            ------------------------------
                                Its President and Chief Executive Officer
                                   ---------------------------------------


                                NORWEST BANK ARIZONA,
                                National Association

                                By   /s/ R.A. Lenio
                                  ----------------------------------------
                                Printed Name R.A. Lenio
                                            ------------------------------
                                Its Assistant Vice President
                                    --------------------------------------

                                    EXHIBIT A
                                    ---------


The Escrow Agent is directed and is hereby authorized to deposit, transfer, and invest all funds received in the Escrow Funds account, including principal and interest in Government Obligations, i.e., U.S. Treasury Bills, in accordance with the following investment strategy:

                  $250,000.00                      30-day T-Bills
                  $250,000.00                      60 day T-Bills
                  $250,000.00                      90-day T-Bills
                  $250,000.00                     120-day T-Bills

Further, the Escrow Agent is directed and is hereby authorized to deposit, transfer and hold any funds temporarily uninvested in the Norwest Advantage Fund Treasury Fund (a money-market "sweep" vehicle.)
                                        9